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                       STRATEGIC PARTNERS ANNUITY ONE(SM)

                                VARIABLE ANNUITY

                      SUPPLEMENT DATED SEPTEMBER 18, 2000
                     TO PROSPECTUS DATED SEPTEMBER 18, 2000

     This document is a supplement to the prospectus dated September 18, 2000 for the Strategic Partners Annuity One variable annuity. This supplement must be accompanied by the prospectus.

     As described in the prospectus, if you purchase the Contract With Credit, we will add a bonus credit to each purchase payment that you make. We have sought an order from the Securities and Exchange Commission (the "SEC") that will permit us, as described in the prospectus, to take back part or all of the credit corresponding to a purchase payment if you withdraw that purchase payment prior to the seventh contract anniversary after making it. Until the SEC grants that order, however, we will take back the credit only if you return your contract during the free look period. Once the SEC grants the order, we will take back the credit as described in the prospectus. We expect that the SEC will grant the order in late September 2000, although we cannot be sure that the SEC will do so.

     Until the SEC grants the order, the special rules described below will apply regarding the amount you will receive if you return the Contract With Credit during the free look period. These rules do not apply to the Contract Without Credit.

     If your contract value has increased or stayed the same, we will refund your contract value minus any credit but plus any insurance and administrative charge that we deducted on or before the date we receive your contract.

     If your contract value has decreased, we will refund your contract value minus any credit but plus any insurance and administrative charge and plus any investment loss (including any charges made by the funds in which you have invested) attributable to the credit as of the date we receive your contract.

     This means you receive any gains, and we bear any losses, attributable to the credit during the free look period.

     In those states that require it, we will refund the full amount of your purchase payment if it is more than the amount specified above.

     We will not assess a withdrawal charge, a guaranteed minimum income benefit charge, or an annual contract charge if you return the contract during the free look period.

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